UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2009

Life Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-25317	33-0373077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5791 Van Allen Way, Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 603-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 - Other Events

On July 28, 2009, Life Technologies Corporation (the “Company”) posted to the Investor Relations section of its website, http://www.lifetechnologies.com, (i) a replay of its investor conference call held on July 28, 2009, relating to the announcement of the Company’s Second Quarter 2009 results, for which a press release was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on July 28, 2009.

The Company also provided additional answers to certain follow up questions from the investor conference calls by posting a Questions and Answers document to the Investor Relations section of the Company’s website on July 29, 2009. A copy of the Company’s Questions and Answers document, which is attached hereto as Exhibit 99.1, will also be available on the Investor Relations section of the Company’s website for a period of three weeks from July 29, 2009.

Section 9 – Financial Statements and Exhibits

Item 9.01 - Exhibits

(d) Exhibits

Exhibit 99.1 – Questions and Answers Document, dated July 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/David F. Hoffmeister
Chief Financial Officer

Date: July 30, 2009